SUPPLEMENT TO

CALVERT VARIABLE PRODUCTS, INC.

Calvert VP Balanced Index Portfolio

Calvert VP Lifestyle Conservative Portfolio

Calvert VP Lifestyle Moderate Portfolio

Calvert VP Lifestyle Aggressive Portfolio

Prospectus dated April 30, 2010

Date of Supplement: December 14, 2010

The following is added to the cover page of the Prospectus:

The Board of Directors has approved a resolution to "merge" each Merging Portfolio identified in the table below into the applicable Acquiring Portfolio identified in the column on the right.

Merging Portfolio	Acquiring Portfolio
Calvert VP Balanced Index Portfolio	Calvert VP SRI Balanced Portfolio
Calvert VP Lifestyle Conservative Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio
Calvert VP Lifestyle Moderate Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio
Calvert VP Lifestyle Aggressive Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio

Each Merging Portfolio is a series of Calvert Variable Products, Inc.  Calvert VP SRI Balanced Portfolio is a series of Calvert Variable Series, Inc.  Each Ibbotson Portfolio is a series of Financial Investors Variable Insurance Trust.

Shareholders of each Merging Portfolio will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of each Merging Portfolio will be exchanged for shares of the applicable Acquiring Portfolio.  The number of Acquiring Portfolio shares you receive will depend on the value of your Merging Portfolio shares at the time the merger takes place.

Filings will be made with the Securities and Exchange Commission detailing the proposed changes to be effected pursuant to the mergers. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.